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EXHIBIT 99

                    BARRISTER GLOBAL SERVICES NETWORKS, INC.

                                  CERTIFICATION
                      PURSUANT TO 18 U. S. C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

              Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Barrister Global Services Network, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

              The Quarterly Report on Form 10-Q for the quarter ending September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:          November 13, 2002          By:  /s/ William O. Bray
          ----------------------              ----------------------------------
                                                   William O. Bray
                                                    President and
                                               Chief Executive Officer

Date:          November 13, 2002          By:  /s/ Richard P. Beyer
          ----------------------              ----------------------------------
                                                    Richard P. Beyer
                                              Senior Vice President, Finance
                                               (Principal Financial Officer)